UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2019

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona	85201
(Address of principal executive offices)	(Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒     Emerging growth company

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2019, PE Greenlight Holdings, LLC (the “Selling Stockholder”) completed an underwritten public offering (the “Offering”) of 17,250,000 shares of Class A Common Stock, par value $0.0001 per share (the “Common Stock”) of Verra Mobility Corporation (the “Company”) to Morgan Stanley & Co. LLC (the “Underwriter”) at a price of $14.10 per share. The Offering consisted of an initial 15,000,000 shares of Common Stock (the “Firm Shares”), along with an additional 2,250,000 shares of Common Stock purchased pursuant to the Underwriter’s exercise in full of an overallotment option granted by the Selling Stockholder (the “Option Shares” and, together with the Firm Shares, the “Shares”).

In connection with the Offering, the Company, the Selling Stockholder and the Underwriter entered into an equity underwriting agreement (the “Underwriting Agreement”). Subject to the terms and conditions set forth in the Underwriting Agreement, the Underwriter agreed to purchase, and the Selling Stockholder agreed to sell, the Shares to the Underwriter. The Selling Stockholder will receive all of the proceeds from the Offering, but the Company will bear the costs associated with the sale of the Shares, other than underwriting discounts and commissions.

The Offering was made pursuant to a prospectus supplement, dated November 13, 2019, to the prospectus dated November 5, 2018, which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-227952), initially filed with the Securities and Exchange Commission on October 23, 2018, and declared effective on November 5, 2018.

The Underwriting Agreement contains the terms and conditions for the sale by the Selling Stockholder of the Shares to the Underwriter, customary representations, warranties and covenants by the Company, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibits

1.1	Equity Underwriting Agreement, dated November 13, 2019, among Verra Mobility Corporation, Morgan Stanley & Co. LLC and PE Greenlight Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2019	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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